INVESCO Diversified Funds, Inc.
                        INVESCO Small Company Value Fund
                     (formerly, INVESCO Small Company Fund)

               Supplement to Prospectus dated December 1, 1996

A.    The  Section  of  the  above  Fund's   Prospectus   entitled  "The  Fund
      And  Its   Management"   is  amended  to  delete  the  first   paragraph
      in its entirety.

B. The Section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the fourth paragraph, and (2) substitute the following paragraph in its place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC. AMVESCO PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO and INVESCO Management and Research, Inc. will continue to operate under their existing names. AMVESCO has approximately $165 billion in assets under management. INVESCO was established in 1932 and, as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, with combined assets of approximately $12.2 billion on behalf of over 821,000 shareholders.

C. The Section of the above Fund's Prospectus entitled "The Fund And Its Management" is amended to delete the second sentence of the fifth paragraph of this section, and substitute for the deleted sentence the following new sentence:

            INVESCO Management, formerly Gardener and Preston Moss, Inc., also is an indirect, wholly-owned subsidiary of AMVESCO PLC, and provides investment services to U.S. institutions and wealthy individuals.

The date of this Supplement is March 31, 1997.

                         INVESCO Diversified Funds, Inc.
                        INVESCO Small Company Value Fund
                     (formerly, INVESCO Small Company Fund)

              Supplement to Statement of Additional Information
                             dated December 1, 1996

The Section of the above Fund's Statement of Additional Information entitled "The Fund And Its Management" is amended to (1) delete the fourth and fifth paragraphs and (2) substitute the following new paragraphs in their place:

            INVESCO is an indirect wholly owned subsidiary of AMVESCO PLC, a publicly-traded holding company that, through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., thus creating one of the largest independent investment management businesses in the world with approximately $165 billion in assets under management. Subject to obtaining shareholder approval at its regular Annual Shareholder Meeting, the board of directors of AMVESCO PLC has concluded that the corporate name should be changed to AMVESCAP PLC effective May 8, 1997. INVESCO was established in 1932 and as of July 31, 1996, managed 14 mutual funds, consisting of 39 separate portfolios, on behalf of over 821,000 shareholders. AMVESCO PLC's other North American subsidiaries include the following:

            --INVESCO  Capital   Management,   Inc.  of   Atlanta,   Georgia,
      manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.

            --INVESCO   Management    &    Research,    Inc.    of    Boston,
      Massachusetts,     primarily     manages     pension    and    endowment
      accounts.

            --PRIMCO    Capital     Management,     Inc.    of    Louisville,
      Kentucky,   specializes   in   managing   stable   return   investments,
      principally on behalf of Section 401(k) retirement plans.

            --INVESCO    Realty    Advisors    of    Dallas,     Texas,    is
      responsible for providing advisory services in the U.S. real estate markets for AMVESCO PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

            --A I M   Advisors,    Inc.   of   Houston,   Texas   provides
      investment   advisory  and   administrative   services  for  retail  and
      institutional mutual funds.

            --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

            --A I M   Distributors,   Inc.  and  Fund   Management   Company
      of   Houston,   Texas  are   registered   broker-dealers   that  act  as
      the  principal   underwriters  for  retail  and   institutional   mutual
      funds.

            The corporate headquarters of AMVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

This supplement is dated March 31, 1997.